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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   ----------

           Date of Report
          (Date of earliest
            event reported):                               September 9, 2003

                       Interstate Power and Light Company
             (Exact name of registrant as specified in its charter)

     Iowa                            0-4117-1                    42-0331370
(State or other                  (Commission File              (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)

                 200 First Street, SE, Cedar Rapids, Iowa 52401
          (Address of principal executive offices, including zip code)

                                 (319) 786-4411
                         (Registrant's telephone number)

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Item 5. Other Events and Regulation FD Disclosure.

          On September 9, 2003, Interstate Power and Light Company (the "Company") agreed to sell 1,600,000 shares of its 7.10% series C preferred stock at $25.00 per share in a public offering through Merrill Lynch, Pierce, Fenner & Smith, Incorporated. This offering is expected to close on September 16, 2003.

          The preferred stock was registered pursuant to a Registration Statement on Form S-3 (Registration No. 333-104273) that the Company filed with the Securities and Exchange Commission ("SEC") relating to the public offering, pursuant to Rule 415 of the Securities Act of 1933, as amended, of up to an aggregate of $150,000,000 of securities of the Company. In connection with the Company filing with the SEC a definitive prospectus supplement, dated September 9, 2003, and prospectus, dated June 20, 2003, relating to the public offering of preferred stock described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

               (1.1) Purchase Agreement, dated September 9, 2003, among
                    Interstate Power and Light Company and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

               (4.1) Articles of Amendment to Interstate Power and Light
                    Company's Restated Articles of Incorporation.

               (5)  Opinion of Foley & Lardner, dated September 9, 2003.

               (23) Consent of Foley & Lardner (contained in Exhibit (5)
                    hereto).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTERSTATE POWER AND LIGHT COMPANY


Date:  September 9, 2003                        By: /s/ Thomas L. Hanson
                                                    ---------------------------
                                                    Thomas L. Hanson
                                                    Vice President and Treasurer

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                       INTERSTATE POWER AND LIGHT COMPANY

                   Exhibit Index to Current Report on Form 8-K
                             Dated September 9, 2003

Exhibit
Number
-------

(1.1) Purchase Agreement, dated September 9, 2003, among Interstate Power and Light Company and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

(4.1) Articles of Amendment to Interstate Power and Light Company's Restated Articles of Incorporation.

(5)       Opinion of Foley & Lardner, dated September 9, 2003.

(23)      Consent of Foley & Lardner (contained in Exhibit (5) hereto).

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